UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 12, 2020

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number) WD 40 CO (Commission Company Name)	95-1797918 (I.R.S. Employer Identification Number)

9715 Businesspark Avenue, San Diego, California 92131 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.001 per share	WDFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Notice of Director Retirement

On October 12, 2020, Daniel E. Pittard provided notice to the board of directors of WD-40 Company (the “Company”) that he will not stand for re-election as a director at the Company’s December 2020 annual meeting of stockholders. Mr. Pittard has been a director of the Company since 2016. He presently serves as a member of the audit and corporate governance committees of the board of directors. Mr. Pittard will continue to serve as a director until the December 2020 annual meeting of stockholders.

Grant of Modified Form of Equity Award to Executive Officers

On October 12, 2020, the compensation committee (the “Committee”) of the board of directors of the Company approved equity compensation awards pursuant to the Company’s 2016 Stock Incentive Plan (the “Stock Incentive Plan”) to the named executive officers who were included in the Summary Compensation Table in the Company’s 2019 proxy statement with respect to the Company’s annual meeting of stockholders held on December 10, 2019 (the “2019 NEOs”), which was filed with the Securities Exchange Commission on October 31, 2019 (the “2019 Proxy Statement”). Included among the equity compensation awards granted on October 12, 2020 was a modified form of award as described below. Equity compensation awards granted in October 2019 for fiscal year 2020 will be described in the Company’s proxy statement with respect to its annual meeting of stockholders to be held on December 8, 2020.

Consistent with disclosures included in the 2019 Proxy Statement and as updated below, on October 12, 2020, the Committee awarded grants of restricted stock units (“RSUs”) and market share units (“MSUs”) to the Company’s executive officers, including the 2019 NEOs, for fiscal year 2021. In addition, the Committee approved and awarded a modified form of performance-based equity compensation previously referred to as Deferred Performance Units (“DPUs”). The DPUs have been replaced by awards of Performance Share Unit Restricted Stock Awards (“Performance Share Units” or “PSUs”) that provide for issuance of restricted shares of the Company’s common stock upon vesting rather than being deferred until termination of employment. A description of the PSUs is provided below.

The RSUs, MSUs and PSUs granted to the 2019 NEOs are subject the terms and conditions set forth in separate award agreements for each type of award (“Award Agreements”) providing for the issuance of shares of the Company’s common stock (“Shares”) following vesting according to the terms of the Award Agreements.

For fiscal year 2021, each of the 2019 NEOs received awards of RSUs, MSUs, and PSUs as detailed in the following table:

Name and Principal Position	Grant Date	Restricted Stock Units (#)	Target Number of Market Share Units (#)	Maximum Number of Performance Share Units (#)
Garry O. Ridge	10/12/2020	3,996	3,996	3,372
Chief Executive Officer
and Chairman of the Board
Jay W. Rembolt	10/12/2020	749	749	816
Vice President, Finance,
Treasurer and Chief Financial Officer
Steven A. Brass	10/12/2020	1,998	1,998	1,783
President and Chief Operating Officer
Richard T. Clampitt	10/12/2020	574	574	644
Vice President, General Counsel
and Corporate Secretary
William B. Noble	10/12/2020	417	417	835
Managing Director, EMEA

For fiscal year 2021, the RSU awards granted to the 2019 NEOs provide for full vesting of the awards in the event of termination of employment by reason of death or disability in addition to Retirement (as defined in the Award Agreements and as described in the 2019 Proxy Statement). The MSU awards granted to the 2019 NEOs provide for pro-rata vesting in the event of termination of employment by reason of death or disability in addition to Retirement. In other respects, the terms and conditions applicable to the RSUs and MSUs granted to the 2019 NEOs are substantially the same as the terms and conditions applicable to such awards described in the 2019 Proxy Statement.

The form of Award Agreement for the PSUs awarded to the 2019 NEOs on October 12, 2020 provides for performance vesting over a performance measurement period of one fiscal year ending August 31, 2021 (the “Measurement Year”). A number of PSUs equal to an “Applicable Percentage” of the “Maximum Number of PSUs” awarded to the 2019 NEOs (as noted in the table above) will vest as of the conclusion of the Measurement Year (“Vested PSUs”). The Applicable Percentage is determined by reference to the performance vesting provisions of the Award Agreement as described below. Upon certification of achievement of the performance measurement as described below, each Vested PSU will be settled by issuance of one share of the Company’s common stock (a “PSU Share”) as of the earlier of the 3rd business day following the Company’s release of earnings for the Measurement Year or November 15 of the fiscal year following the Measurement Year. The PSU Shares will be subject to a legend condition restricting transfer of the PSU Shares until termination of the recipient’s employment.

The PSU Award Agreements provide for pro-rata vesting in the event of termination of employment during the Measurement Year by reason of death, disability or Retirement (as defined in the Award Agreement and as described with respect to the RSUs and MSUs in the 2019 Proxy Statement).

The performance vesting provisions of the PSUs are based on relative achievement within an established performance measure range of the Company’s reported earnings before interest, taxes, depreciation and amortization computed on a consolidated basis for the Measurement Year in a manner consistent with the performance measure range established for the former DPU awards as described in the 2019 Proxy Statement.

The Award Agreements for the RSUs, MSUs and PSUs granted to executive officers on October 12, 2020 include other technical provisions, including provisions to clarify vesting upon a change in control of the Company and provisions to clarify intended compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. The descriptions of the terms and conditions for the PSUs and changes in the terms and conditions for the RSUs and MSUs herein are subject to, and qualified in their entirety by, the respective forms of the Award Agreements that will be included as exhibits to the Company’s annual report on Form 10-K for the fiscal year ended August 31, 2020.

ITEM 8.01.    Other Events

On October 12, 2020, the Company issued a press release to announce Mr. Pittard’s retirement from the board of directors as well as the retirement of Neal E. Schmale, who will not stand for re-election as a director at the Company’s December 2020 annual meeting of stockholders in accordance with the Company’s corporate governance guidelines. Mr. Schmale was designated as lead independent director in December 2019. The Company announced in this press release that Gregory A. Sandfort has been designated to serve as lead independent director effective as of October 12, 2020. The Company also announced that Lara L. Lee was nominated for election as a director at the Company’s December 2020 annual meeting of stockholders. Ms. Lee most recently served as president of Orchard Supply Hardware, a subsidiary of Lowe’s Companies, Inc., from 2016 to 2018.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Corrected News Release by WD-40 Company dated October 12, 2020.

104	The cover page from this Current report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: October 16, 2020	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President, Finance
Treasurer and Chief Financial Officer